UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2011

StellarOne Corporation
 (Exact name of registrant as specified in its charter)

Commission File Number:  000-22283

Virginia (State or other jurisdiction of incorporation)	54-1829288 (IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, Virginia 22911
(Address of principal offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2011, Gregory W. Feldmann, President and Chief Executive Officer of StellarOne Bank, the banking subsidiary of StellarOne Corporation (the “Company”), informed the Company of his resignation in order to pursue other interests. Mr. Feldmann’s decision to resign was for personal reasons. The Company expects that Mr. Feldmann will transition his responsibilities through February 1, 2011, when his resignation will be effective.  On January 3, 2011, the Company issued a press release related to this event, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

   Exhibit 99.1: Press Release

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               StellarOne Corporation

Date: January 3, 2011	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

                               EXHIBIT INDEX

Exhibit No.	Description
Ex-99.1	Press release, dated January 3, 2011.